UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) July 8, 1998
                                                           ------------

                                FRED MEYER, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                       1-13339                 91-1826443
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(State or other jurisdiction of        (Commission             (IRS Employer
 incorporation or organization)          File No.)           Identification No.)


 3800 SE 22nd Avenue, Portland, Oregon                             97202
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(Address of principal executive offices)                         (Zip Code)


                                 (503) 232-8844
              ----------------------------------------------------
              (Registrant's telephone number, including area code)
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Item 5.  Other Events

     Underwriting Agreement

     On July 8, 1998, in connection with the effective Registration Statement on Form S-3 (Registration No. 333-56637), Fred Meyer, Inc. entered into an Underwriting Agreement with certain stockholders of Fred Meyer, Inc. and Donaldson, Lufkin & Jenrette Securities Corporation.

     The Underwriting Agreement, which is attached hereto as Exhibit 1 is incorporated by reference in Registration No. 333-56637 Exhibit No. 1.1.


Item 7.  Financial Statements and Exhibits

     (c) Exhibits

          1. Underwriting Agreement


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
                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:   July 9, 1998

                                       FRED MEYER, INC.


                                       By: ROGER A. COOKE
                                           -------------------------------------
                                           Roger A. Cooke
                                           Senior Vice President


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                                  EXHIBIT INDEX

Exhibit No.        Description                               Sequential Page No.
-----------        -----------                               -------------------

    1.             Underwriting Agreement